SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Strategic High Yield Tax-Free Fund
The following information replaces the existing similar disclosure relating to the fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
The following Class T waivers are currently in effect:
DWS Strategic High Yield Tax-Free Fund:
The Advisor has contractually agreed through September 30, 2019 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 0.85% for Class T shares. The agreement may only be terminated with the consent of the fund’s Board.
Please Retain This Supplement for Future Reference

October 3, 2018
SAISTKR-443